Execution Version SK 28388 0066 11621240 v4 Third Amendment to Loan and Servicing Agreement This Third Amendment to Loan and Servicing Agreement, dated as of March 18, 2025 (the “Third Amendment”), is entered into by and among KUDU INVESTMENT HOLDINGS, LLC, as a Co-Borrower (“Kudu”), KUDU INVESTMENT US, LLC, as a Co- Borrower (“Kudu US” and, collectively with Kudu, the “Co-Borrowers”), KUDU INVESTMENT MANAGEMENT LLC, as Holdings (“Holdings”), KFO HOLDINGS, LTD., as a UK Guarantor (“KFO Holdings”), KWCP HOLDINGS UK, LTD., as a UK Guarantor (“KWCP Holdings” and, collectively with KFO Holdings, the “UK Guarantors” and, collectively with the Co-Borrowers and Holdings, the “Amendment Parties"), and MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as Initial Lender (the “Initial Lender”), and amends that certain Loan and Servicing Agreement, dated as of March 23, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan and Servicing Agreement”; the Loan and Servicing Agreement, after giving effect to the effectiveness of this Third Amendment, the “Amended Loan and Servicing Agreement”), by and among the Co-Borrowers, Holdings, the UK Guarantors, the Initial Lender and the other lenders from time to time party thereto (collectively, the “Lenders”), ALTER DOMUS (US) LLC, as the administrative agent (the “Administrative Agent”), and BARINGS FINANCE LLC, as the Servicer (the “Servicer”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given such terms in the Loan and Servicing Agreement. WHEREAS, as of the date hereof, the Initial Lender entirely constitutes (i) the Lenders, and (ii) the Majority Lenders; WHEREAS, the parties hereto have agreed to amend the Loan and Servicing Agreement pursuant to the terms hereof, effective as of the Third Amendment Effective Date; and NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows. SECTION 1. CONSENTS TO LOAN AND SERVICING AGREEMENT. Subject to the terms and conditions hereof, the Initial Lender, constituting the Majority Lenders as of the date hereof, hereby irrevocably consents to the amendments described in Section 2 herein and the other terms of this Third Amendment. SECTION 2. AMENDMENTS TO LOAN AND SERVICING AGREEMENT. Effective as of the Third Amendment Effective Date, Section 1.01 of the Loan and Servicing Agreement is hereby amended by deleting the definition “Interest Reserve Amount” and “Market Trigger Event” and replacing such definitions as set forth below: “Interest Reserve Amount” means as of any date of determination an amount equal to the aggregate amount of interest payments payable on Indebtedness arising under this Agreement for the most recent quarter then ended multiplied by (2) two, which amount may consist of cash and/or Eligible Receivables expected to accrue as of such quarter‐end;

SK 28388 0066 11621240 v4 provided that the aggregate amount of Eligible Receivables may not exceed more than 30% of the Interest Reserve Amount. “Market Trigger Event” means, as of any date of determination, (i) an Event of Default has occurred and is continuing, (ii) an LTV Trigger Event has occurred and is continuing, (iii) the Debt Service Coverage Ratio as of such date is less than 2.5:1.0, (iv) [reserved], (v) a Material Investment Event or a Material Modification has occurred and is continuing, (vi) the Eligible Portfolio Assets consist of less than six (6) separate General Partnership Investments or the aggregate Investment Value of all Eligible Portfolio Assets is less than $300,000,000, or (vii) the occurrence of a Ratings Event. For the avoidance of doubt, the occurrence of a Market Trigger Event under this Agreement shall not constitute an Event of Default. SECTION 3. CONDITIONS PRECEDENT. This Third Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied or waived (such date, the “Third Amendment Effective Date”) by the Lenders party hereto: (a) the Lenders shall have received a counterpart of this Third Amendment, duly executed by each of the parties hereto; (b) no Market Trigger Event, Event of Default or Potential Default shall have occurred and be continuing on the Third Amendment Effective Date, or immediately after giving effect to the amendments contemplated in Section 2 herein; (c) the representations and warranties contained in the Loan and Servicing Agreement, this Third Amendment and each other Transaction Document are true and correct in all material respects on the Third Amendment Effective Date, and immediately after giving effect to the amendments contemplated in Section 2 herein, with the same force and effect as if made on and as of the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date); provided that if a representation or warranty is qualified as to materiality, with respect to such representation or warranty, the foregoing materiality qualifier shall be disregarded for the purposes of this condition; (d) the Co-Borrowers shall have obtained an investment grade debt rating (BBB or higher) from an Acceptable Rating Agency (as defined in the Amended Loan and Servicing Agreement) on the Maximum Facility Amount, and the Lenders shall have a received a copy of any rating letter issued in connection therewith, in form and substance reasonably satisfactory to the Lenders; and (e) all fees that are required to be paid hereunder or under the Amended Loan and Servicing Agreement have been paid in full. SECTION 4. REPRESENTATIONS AND WARRANTIES. To induce the other parties hereto to enter into this Third Amendment, each of the Amendment Parties jointly and severally represents and warrants to the Lenders party hereto that, as of the Third Amendment Effective Date, both before and after giving effect to this Third

SK 28388 0066 11621240 v4 Amendment and the transactions contemplated hereby: (a) Each Amendment Party (i) has the power, authority and legal right (limited liability company power and authority, or otherwise, as applicable) to (A) execute and deliver this Third Amendment and the other Amendment Documents and (B) perform and carry out the terms of this Third Amendment and the other Amendment Documents and the transactions contemplated thereby, and (ii) has taken all necessary action to authorize the execution, delivery and performance of this Third Amendment and the other Amendment Documents. (b) This Third Amendment (i) has been duly executed and delivered by each Amendment Party (ii) constitutes the legal, valid and binding obligation of such Amendment Party, enforceable against such Amendment Party, in accordance with its terms, except as the enforceability hereof may be limited by Bankruptcy Laws and by general principles of equity (whether considered in a proceeding in equity or at law). (c) No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any Governmental Authority, bureau or agency is required in connection with the execution, delivery or performance by each Amendment Party of this Third Amendment or the other Amendment Documents to which it is a party or the validity or enforceability of this Third Amendment or any such Amendment Document or grant of a security interest in the Collateral, Pledged Equity or any other collateral under the applicable Transaction Document, other than such as have been waived, met or obtained and are in full force and effect. (d) The execution, delivery and performance of this Third Amendment and the other Amendment Documents will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Amendment Party’s Constituent Documents, (ii) result in the creation or imposition of any Lien on the Collateral or Pledged Equity or any other collateral under the applicable Transaction Document, other than Permitted Liens, (iii) violate any Applicable Law or (iv) violate any contract or other agreement to which any Amendment Party is a party or by which any Amendment Party or any of its property or assets may be bound. SECTION 5. REAFFIRMATIONS. (a) Each of the Amendment Parties (i) acknowledges and consents to all of the terms and conditions of this Third Amendment and the other Amendment Documents and (ii) affirms all of its obligations under the Loan and Servicing Agreement and the other Transaction Documents to which it is a party. (b) Each of the Amendment Parties (i) affirms the validity and enforceability of each of the Liens and security interests heretofore granted in or pursuant to the Transaction Documents as collateral security for the Obligations under the Transaction Documents in accordance with their respective terms and (ii) acknowledges that all of such Liens and security interests, and all collateral and pledged equity heretofore pledged as security for such Obligations, in each case, which have not been released in accordance with the Loan and Servicing Agreement, continues to be and remains collateral and pledged equity pledged as security for such Obligations from and after the date hereof.

SK 28388 0066 11621240 v4 SECTION 6. MISCELLANEOUS. (a) As of the Third Amendment Effective Date, each reference in the Amended Loan and Servicing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Transaction Documents to the Loan and Servicing Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Loan and Servicing Agreement as amended by this Third Amendment. (b) Except as expressly amended hereby, all of the terms and provisions of the Loan and Servicing Agreement and all other Transaction Documents are and shall remain in full force and effect and are hereby ratified and confirmed. (c) The execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or the Amendment Parties under the Loan and Servicing Agreement, or any other Transaction Document, or constitute a waiver or amendment of any other provision of the Loan and Servicing Agreement or any other Transaction Document (as amended hereby) except as and to the extent expressly set forth herein. (d) Section headings contained in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purposes. (e) The provisions of Section 11.06 and Section 11.10 of the Loan and Servicing Agreement are hereby incorporated into this Third Amendment as if fully set forth herein, mutatis mutandis. (f) This Third Amendment may be executed in any number of counterparts by facsimile or other written form of communication, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Third Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures approved by each of the parties hereto (and, for the avoidance of doubt, electronic signatures utilizing the DocuSign platform shall be deemed approved), or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. The Lenders shall not incur any liability arising out of the use of electronic methods for any and all purposes in connection with the execution of this Third Amendment, including the authorization, execution, delivery or submission of documents, instruments, notices, directions, instructions, reports, opinions and certificates to the Administrative Agent. (g) This Third Amendment is a Transaction Document, and together with the other Transaction Documents, incorporates all negotiations of the parties hereto with respect to the subject matter

SK 28388 0066 11621240 v4 hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof. (h) Pursuant to Section 11.01(a) of the Loan and Servicing Agreement, the parties hereto agree to deliver to the Administrative Agent a copy of this Third Amendment. [SIGNATURE PAGES FOLLOW]

[Signature Page to Third Amendment to Loan and Servicing Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above. The Co‐Borrowers: KUDU INVESTMENT HOLDINGS, LLC, as a Co-Borrower By: Name: Robert S. Jakacki Title: CEO KUDU INVESTMENT US, LLC, as a Co-Borrower By: Name: Robert S. Jakacki Title: CEO Holdings: KUDU INVESTMENT MANAGEMENT LLC, as Holdings By: Name: Robert S. Jakacki Title: CEO

[Signature Page to Third Amendment to Loan and Servicing Agreement] The UK Guarantors: KFO HOLDINGS, LTD., as a UK Guarantor By: Name: Robert S. Jakacki Title: CEO KWCP HOLDINGS UK, LTD., as a UK Guarantor By: Name: Robert S. Jakacki Title:CEO

[Signature Page to Third Amendment to Loan and Servicing Agreement] Initial Lender: MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as the Initial Lender By: Barings LLC, its Investment Adviser By: _______________________________ Name: Shubham Chandna Title: Managing Director